                                                                   Exhibit 10.13

                                    Telstra

                                 Solution Plus

                                Dealer Agreement

                                 Fixed Network

                                    Axicorp



                            Mallesons Stephen Jaques

                              S 0 L I C I T 0 R S

--------------------------------------------------------------------------------

                         What is this agreement about?

The Agreement Details and the Agreement Terms set out the basis on which We appoint You as one of Our Solution Plus Dealers in fixed network services. Words that appear like this have the meanings given in the Agreement Details or the Agreement Terms.

                          Structure of this agreement

This agreement is made up by:

 .      the agreement details - information about the parties, the term of the agreement and the dealership details; and

 .      the basic agreement terms - the basic contractual terms of the dealership; and

 .      schedule 1 - the duties - details of Your obligations as a dealer;
       and

 .      schedule 2 - the commission structure - the basis of calculating and paying You commission, including commission terms; and

 .      schedule 3 - the key performance indicators - Your minimum performance requirements; and

 .      schedule 4 - the trade marks schedule - the trade marks which You must use; and

 .      schedule 5 - the advertising procedures - the procedures You must follow when using the trade marks in advertisements; and

 .      schedule 6 - the ballot guidelines - the guidelines You must observe during preselection ballots; and

 .      schedule 7 - Your Former Customers - the names of Your Former Customers.

--------------------------------------------------------------------------------

                               Agreement Details
--------------------------------------------------------------------------------

Date of Agreement            8 January                            1996
                             ------------------------------------
Agreement term               This agreement starts on 8 January 1996 and
                             it lasts for two years, unless first cancelled
                             under clause 4.

Details about the parties


     Telstra:                Telstra Corporation Limited ACN 051 775 556 ("We,
                             Us, Our and Ourselves")

     Address:                242 Exhibition Street Melbourne Victoria

     Telstra National        Sue Wiggins
     Dealer Manager:


     Address & fax:          9/580 George Street Sydney NSW 2000
                             (02)267 2507

     Dealer:                 Ultimate Communications (Australia) Pty. Ltd.
                             ---------------------------------------------------
                             ("You, Your and Yourself")

     Address & fax:          4/468 St. Kilda Road, Melbourne 3004
                             ---------------------------------------------------
                             Fax: 98663878
                             ---------------------------------------------------

     Dealer                  Campbell Burns
     Representative:

     Status of Dealer:       [X] Company (ACN 072 365 747)
     (tick whichever box
     applies)                [ ] Partnership

                             [ ] Sole Trader

                             [ ] Other (please specify)


Resale Connect Cut Off
Date (see schedules 1 & 2)   20 January 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Resale Supply Cut Off
Date (see schedules 1 & 2)             5:00pm 31 July 1996

Flexi-Plan Start Date (see
clause 7.31 and schedules 1            1 February 1996
& 2)

Commission Prepayment Date (see        1 February 1996
schedule 2)


Amount of Bank
Guarantee (see schedule
2)
                                       Not Applicable
Dealership details

To be completed

     Services:
     (tick whichever                   [/] Flexi-Plan - Business Saver Plus
      ----
     boxes apply, a cross
     in a box has no                   [/] Flexi-Plan - Corporate Centre Long
     effect)                               Distance

                                       [/] Flexi-Plan - Smart Saver

                                       [/] Flexi-Plan - Long Distance 4 (only
                                           for Former Customers)

                                       [/] Easycall

                                       [/] MessageBank

                                       [/] FaxStream

                                       [/] Freecall 1800

                                       [/] Business Links

                                       [_] Centel

                                       [/] Centel Plus

                                       [/] Win-back

                                       [/] Telstra Carrier Selection

                                       [/] Line Hunt
--------------------------------------------------------------------------------

                             Basic Agreement Terms
--------------------------------------------------------------------------------


1     YOUR APPOINTMENT AND WHAT IT MEANS

1.1 We appoint You as Our Dealer to promote the sale of the Services and to extend the demand for the Services. You accept the appointment on the terms of this agreement.

1.2 Your appointment is non-exclusive. This means We may promote the Services Ourselves or by appointing other persons.

1.3 As Our dealer, You may identify Yourself as a "Telstra Approved Dealer - Solution Plus".


2     DUTIES

2.1   What are your duties?

      Your duties are in schedule 1.


      What are our duties?

2.2   We must pay You commission as calculated in schedule 2.

2.3 We will keep records of the commission We pay You. If there is a dispute about Your commission. We will, as far as permitted by law and by Our privacy policies, allow You to inspect those records. Our records are confidential and Your obligations in clauses 3.6 to 3.9 extend to them.

2.4   We may:

      (a)   provide You with advertising assistance (financial or otherwise);
            and

      (b)   give You free Merchandising Material; and

      (c)   give You free management sales and administration advice; and

      (d)   send You regular dealer newsletters and interim information updates.


3     INTELLECTUAL PROPERTY

      Ownership

3.1 Intellectual Property (present or future) is owned by the person who creates the Intellectual Property. However:

      (a) any future Intellectual Property which incorporates the Trade Marks is owned by Us; and

      (b) modifications and changes to Intellectual Property are owned by the person who owns the source Intellectual Property.


      Trade Marks

3.2   You acknowledge:

      (a) Our ownership of the Trade Marks and Our right to control the use of them; and

      (b) Our exclusive right to use the Trade Marks in connection with the Services and Our business.

3.3 We give You a non-exclusive licence to use the Trade Marks in connection with your sale of the Services. The licence lasts for the term of this agreement and it is subject to clauses 3.2 and 3.4.

3.4   Your Trade Marks duties are in paragraph 2 of schedule 1.

3.5 The procedures You must follow when using the Trade Marks in advertisements are set out in schedule 5.


      Confidential Information

3.6 You must keep secret and do everything You can to protect and preserve the confidential nature and secrecy of all Confidential Information.

3.7 Subject to clauses 3.6 and 3.8. You may disclose Confidential Information to Your employees, officers, agents, contractors and subcontractors in the course of their employment or service on a need to know basis or to Your advisors for advice concerning Your rights under this agreement.

3.8   Your Confidential Information duties are in paragraph 3 of schedule 1.

3.9 Your obligations under clauses 3.6 and 3.8 last after the end of this agreement, for a period of three (3) years.

4     WHEN CAN THIS AGREEMENT BE CANCELLED?

4.1   We may cancel this agreement immediately by notice to You, if:

      (a)   You become Insolvent; or

      (b) Our name, equipment, services or personnel through Our association with You is brought into disrepute (Our decision on this point must be reasonable but is final); or

      (c)   You stop or threaten to stop carrying on business; or

      (d) You do not pay any money owing to Us within 14 days of it becoming due; or

      (e) where You are a company, a person or group of persons, not currently shareholders in You, tries to acquire a Relevant Interest in 50% or more of Your shares in breach of clause 6; or

      (f) You try to transfer Your rights under this agreement in breach of clause 6; or

      (g)   You breach Your duty in paragraph 1.5 of schedule 1; or

      (h) We reasonably determine or have reasonable grounds to believe, that this agreement contravenes the Act or the Trade Practices Act 1974(Cth); or

      (i)   You fail to meet Your KPI's in a Quarter; or

      (j)   You fail to meet the Conversion Rate; or

      (k)   You breach Your clause 3.6, 3.7 or 3.8 obligations.

4.2   If You breach this agreement (other than a clause 4.1 breach) and:

      (a) the breach is one which We reasonably believe cannot be remedied, We may cancel this agreement immediately by notice to You; or

      (b) the breach is one which We reasonably believe can be remedied, We may cancel this agreement immediately by notice to You if:

            (i) We first gave You a written notice which specified the breach and asked for it to be remedied within a reasonable time; and

            (ii) You did not remedy the breach to Our reasonable satisfaction within that time.

4.3 We may cancel this agreement immediately by notice to You if We have given You valid notices under clause 4.2(b) more than three times in a three month period (irrespective of whether the notice is later remedied).

4.4 We may elect to treat a clause 4.1(i) and (j) breach as a clause 4.2(b) breach. If We make this election, then that does not stop Us from treating the next breach as a clause 4.1 breach.

4.5 Without prejudice to Our rights under clauses 4.1 to 4.4, We may, despite any other clause, suspend You as a "Telstra Approved Dealer - Solution Plus" (by which We mean suspend Your rights under this agreement including Your right to commission) during any period in which:

      (a)   amounts owing Us by You under this agreement are unpaid; or

      (b)   you fail to comply with Our reasonable procedures or instructions.

4.6 You will not be in breach of Your duty under paragraph 1.5(a) of schedule 1 and We will not cancel this agreement under clause 4.1(g) if You act as a Service Provider as long as You comply with the following requirements:

      (a) You and the Service Provider must be separate companies with different names (the names must not be similar); and

      (b) You must not actively promote that You are in any way connected, related to, affiliated with or sponsored by the Service Provider and the Service Provider must not do the same; and

      (c) You must not be an Associated Body Corporate of the Service Provider and the Service Provider must not be an Associated Body Corporate of You; and

      (d) the Service Provider must carry on its business as a Switched Service Provider or intend to become a Switched Service Provider and not as either or both of an Aggregator or a Rebiller.


5     WHAT HAPPENS ON CANCELLATION OR EXPIRY?

5.1   On cancellation or expiry of this agreement:

      (a)   You must at Your own expense:

            (i) pay to Us all money owing to Us within seven days of cancellation or expiry; and

            (ii) immediately stop identifying Yourself as a " Telstra Approved Dealer" or holding Yourself out to the public as being an approved dealer in the Services or as being sponsored or approved by or affiliated with Us to promote the sale of, or extend the demand for, the Services; and

            (iii) immediately stop using the Trade Marks and not use, either directly or indirectly, as trade marks or otherwise the Trade Marks or any trade mark similar to or so nearly resembling a Trade Mark as to be likely to deceive or cause confusion; and

            (iv) remove from Your premises and, if We ask, return all signs which are owned by Us and remove and obliterate from Your premises all other signs and signwriting which contain a reference to or indicate a connection with Us or the Services or on which any Trade Mark appears; and


            (v) deliver to Us, or at Our option destroy, all Merchandising Material, Our documents and stationery and all other printed material which contains a Trade Mark or a reference to or indicates a connection with the Services in Your power, possession or control and, within seven days from that date, by statutory declaration, certify that this has been done; and

            (vi)   deliver all Confidential Information to Us; and

            (vii)  not use or disclose Our Confidential Information; and

      (b)   You and any Person Associated With You, must not, in any capacity:

            (i)    compete against Us (whether directly or indirectly); or

            (ii) become a Service Provider or an agent, dealer or other representative of a Service Provider, except to the extent allowed under clause 4.6; or

            (iii) become an agent, dealer or other representative of a Carrier other than Us; or

            (iv) disclose or sell to another person the details (including names, addresses, phone and fax numbers and business names) of Your former customers whose names are in Schedule 7, for period of 12 months following the cancellation or expiry of this agreement in Australia.

                                      Rider 1


      5.2 In clause 5.1(b), "in any capacity" includes direct or indirect involvement (whether alone or jointly with or for any other person) as a principal, agent, independent contractor, partner, employee, shareholder, unitholder, director, trustee, beneficiary, manager, consultant, adviser or financier.

5.3 If clause 5.1(b) is found to be void or unenforceable at law or under any statute, then it is replaced with the following new clause 5.1(b):

      "(b)  You and any Person Associated With You, must not, in any capacity:

            (i)    compete against Us (whether directly or indirectly); or

            (ii) become a Service Provider or an agent, dealer or other representative of a Service Provider, except to the extent allowed under clause 4.6; or

            (iii) become an agent, dealer or other representative of a Carrier other than Us; or

            (iv) disclose or sell to another person details (including names, addresses, phone and fax numbers and business names) of Your former customers whose names are in Schedule 7.

      for a period of six months following the cancellation or expiry of this agreement in Australia."

                                      Rider 2


5.4 If clause 5.1(b) and the new clause 5.1(b) (set out in clause 5.3) are found to be void or unenforceable at law or under any statute, then they are replaced with the following new clause 5.1(b):

      "(b)  You and any Person Associated With You, must not, in any capacity:

            (i)    compete against Us (whether directly or indirectly); or

            (ii) become a Service Provider or an agent, dealer or other representative of a Service Provider, except to the extent allowed under clause 4.6; or

            (iii) become an agent, dealer or other representative of a Carrier other than Us; or

            (iv) disclose or sell to another person the details (including names, addresses, phone and fax numbers and business names) of Your former customers whose names are in Schedule 7,

      for a period of three months following the cancellation or expiry of this agreement in Australia." RIDER 3.

5.5   If We cancel this agreement:

      (a)   We may:

            (i)    retain any money paid to Us; and

            (ii)   exercise Our right of set off under clause 7.12; and

            (iii)  pursue any other remedies provided by law or equity; and

      (b) We will be released from any further obligations or liabilities under this agreement to You, other than the obligation to pay monies validly owing to you by Us.


5.6 You authorize Us and Our employees and agents to enter Your premises where any Confidential Information, Trade Marks, signs or signwriting may be and to remove or obliterate the Confidential Information or the marks and carry out any works reasonably necessary for such removal or obliteration at Your expense, should You fail to comply with Your obligations under clause 5.1, within the required reasonable period.

5.7 Schedule 2 sets out the what happens to Your entitlement to commission on cancellation or expiry.


6     TRANSFERRING YOUR RIGHTS

6.1 You acknowledge that We have personal confidence in You, and those who have a Relevant Interest in You, to carry out Your duties.

6.2   You may only:

      (a)   transfer Your rights under this agreement; or

      (b)   transfer Your business in connection with this agreement,

      if before the transfer;

      (c) You give Us reasonable advance notice and get the written consent of Our National Dealer Manager; and

      (d) You satisfy Us within reason that the proposed new dealer is respectable with experience and a good reputation for conducting business; and

      (e)   You give Us a copy of any contract relating to the transfer; and

      (f) You, and the proposed new dealer sign a deed (in a form reasonably required by Us) in which:

            (i) the new dealer agrees to be bound by this agreement as if it were You; and

            (ii) the new dealer acknowledges it must comply with Your obligations under this agreement whether or not the obligations relate to a period before the proposed transfer takes effect; and

            (iii) You acknowledge that You continue to be bound by this agreement; and

      (g)   any default by You has been remedied or waived by Us; and

      (h) You and the proposed new dealer comply with all Our reasonable requirements.

6.3 If You permit a person or group of persons, not currently shareholders in You, to acquire a Relevant Interest in 50% or more of Your shares, then that will be a breach of this agreement, unless You first got Our written consent to the change.


7     GENERAL

      The ballot process

7.1 Your specific duties concerning the Ballot process are set out in paragraph 4 of schedule 1.

7.2   The guidelines You must follow during the Ballot process am set out in schedule 6.

      Changing the agreement

7.3 The schedules may be changed by mutual agreement between Us and You. We will give You and You will give Us reasonable advance notice in writing of any changes that may be required. Changes to the schedules will be taken to have been accepted when written confirmation of that acceptance is exchanged between you and Us.

7.4 If We change schedule 2 (the Commission Structure), the commission We pay You for a Connection will be determined by the schedule 2 applicable at the Connection Date.

7.5 Otherwise this agreement may not be varied except in writing signed by the parties.

      Limitation of liability

7.6 Unless expressly provided for under this agreement and to the extent permitted by law:

      (a) all terms, conditions, warranties and representations about the Services; and

      (b) any liability of Ours, Our employees or agents in negligence or otherwise relating directly or indirectly to the Services are excluded and You release Us from any liability.


      Indemnity

7.7 You agree to indemnify Us (this is like compensating Us for), and keep Us indemnified, from and against all liability, loss, damage, penalty and costs of any kind whatsoever (including indirect, special or consequential loss or damage) caused directly or indirectly from:

      (a)   a breach of this agreement by You; or

      (b) any claim or action against Us arising directly or indirectly out of negligence or any wilful act committed by You;

      or any of Your servants, officers, agents, contractors or subcontractors.

      Your relationship with Us

7.8 You are an independent contractor and are not Our agent, joint venturer, partner or employee and We will not be bound by any agreements representations or warranties made by You to any person. Both parties acknowledge that neither party has the power or authority, directly or indirectly, or through its servants or agents, to bind the other party with a third person, or otherwise to negotiate or enter into a binding relationship for or on behalf of the other party.


      Waiver

7.9 A provision of or a right under this agreement may not be waived except in writing signed by the party creating the waiver.


      Unforeseen Events

7.10 An obligation of a party under this agreement is suspended during the time and to the extent that the party is prevented from or delayed in complying with an obligation because of an Unforeseen Event.

7.11 A party affected by an Unforeseen Event must give to the other party particulars of the event and take reasonable steps to remove or mitigate the relevant event except that the parry will not be obliged to settle a strike, lock-out, boycott or other industrial dispute.


      Set-off

7.12 We have the unqualified right to set-off by giving You notice, any moneys owed to You by Us, whether that money is owed to You under the terms of this agreement or otherwise, against any money owed to Us by You.


      Remedies cumulative

7.13 The rights, powers and remedies provided in this agreement are cumulative with and not exclusive of the rights, powers or remedies provided by law or equity independently of this agreement.


      Survival of rights

7.14 Despite expiry of this agreement, any term of this agreement that is capable of taking effect after expiry will remain in force.


      Severability

7.15 If the whole or any part of a provision of this agreement is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this agreement has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this agreement or is contrary to public policy.

                                                                               6
------------------------------------------------------------------------------

      Operation of indemnities

7.16 Each indemnity in this agreement is a continuing obligation, separate and independent from other obligations of the parties and survives cancellation of this agreement.

7.17 It is not necessary for a party to incur expense or make payment before enforcing a right of indemnity conferred by this agreement.


      Approvals and consents

7.18 We may give conditionally or unconditionally or withhold Our approval or consent but must act reasonably at all times unless this agreement expressly provides otherwise. This clause also applies to Our National Dealer Manager.


      Further assurances

      Each party agrees, at its own expense, at the request of the other party to do everything reasonably necessary to give effect to this agreement and the transactions contemplated by it, including, but not limited to, the signing of documents.

7.20 You agree, at Our expense, to do everything necessary to enable Us to comply with any of Our obligations under any legislation, law or government or quasi-government direction, including under the Act, the Radiocommunications Act 1991 (Cth) and any class licence issued by AUSTEL.


      Entire agreement

7.21  This agreement comprises the entire understanding between the parties.


      Duties and taxes

7.22 You must pay all duties, taxes, levies, charges or imposts on or in connection with this agreement, any document contemplated by this agreement or anything provided under this agreement (including stamp duty).


      Notices

7.23 Notices and communications must be in writing and given according to the Agreement Details. Notice details may be changed by giving written notice to the other.


Governing law

7.24  This agreement is governed by the laws of Victoria.


      Confidentiality

7.25 The terms and conditions of this agreement are confidential and will not be revealed to any third party without the consent of both parties (except as required by law or to obtain legal advice).


      Telecommunications Legislation

7.26 This agreement is subject to and is to be read according to the Act and the Telstra Corporation Act 1991 (Cth).


      Costs and Stamp Duty

7.27 You must pay Your own costs in connection with this agreement and so must We. However, You must pay any stamp duty assessed (including penalties) on this agreement.


      Renewal of term

      7.28 This agreement will automatically be renewed for a further term of two years, unless We give You a notice to the contrary at least one month before the end of the term. The renewed agreement will be on the same terms as this agreement except this clause 7.28 will be deleted.


      Damages not a sufficient remedy

7.29 You understand that damages are not a sufficient remedy for a breach of Your obligations under this agreement. We will be entitled to injunctive relief and any other remedy that is available at law, in equity, or under this agreement.


      AUSTEL approval

7.30  This agreement is subject to AUSTEL approving:

      (a)   the terms of Smart Saver; and

      (b)   certain changes to:

            (i)     Business Saver Plus; and

            (ii)    Corporate Centre Long Distance

      all on terms satisfactory to Us.

7.31  If this does not happen by the Flexi-Plan Start Date, then We may:

      (a) cancel this agreement by notice to You (clause 5, except clauses 5.1(b), 5.2, 5.3 and 5.4. applies on a cancellation); or

      (b) by notice to You (on or before the Flexi-Plan Start Date) extend this date to another date, if We believe there are prospects of getting the approvals. The extended date may not be after 30 June 1996. If We do this then the Commission Prepayment Date and the Resale Supply Cut Off Date are similarly extended by the same time.


8     MEANING OF WORDS

8.1 The following words have these meanings in this agreement unless the contrary intention appears.

      Act means the Telecommunications Act 1991 (Cth).

      Aggregator means a class of Service Provider who:

      (a) relies on a Carrier to bill its customers for the provision of telecommunication services; and

      (b)   is the legal lessee of the underlying telecommunication lines.

      Associated Body Corporate, in relation to a corporation, means:

      (a)   a Related Body Corporate; or

      (b) a body corporate whose board is the same as or controlled by the same directors as the board of the corporation; or

      (c) a body corporate in which the same shareholders hold or control a majority shareholding as the corporation.

      AUSTEL means the Australian Telecommunications Authority.

      Ballot means the balloting of telephone subscribers within particular areas to enable each subscriber to preselect their preferred provider of STD and IDD calls.

      Basic Carriage Service Tariffs means the tariffs and general conditions concerning basic carriage services, filed by Us with AUSTEL, as amended from time to time.

      Business Day means a day on which banks are open for general banking business in Melbourne.

      Business Links means the exchange based service described under that name in Our Basic Carriage Service Tariffs.

      Business Saver Plus means the Flexi-Plan described under that name in Our Basic Carriage Service Tariffs.

      Calling Line Identification means the facility in an exchange used for billing and surveillance purposes which identifies the number of the calling party.

      Carrier means the holder of a general telecommunications licence under the Act.

      Centel means the network service described under that name in Our Basic Carriage Service Tariffs.

      Centel Plus means the upgraded version of Centel described under that name in Our Basic Carriage Service Tariffs.

      Commission Prepayment Date is the date specified in the Agreement Details, as extended under clause 7.31.

      Confidential Information means all Information about or developed in connection with or in support of Our business of a confidential nature (including any matter concerning or arising out of this agreement, the Services or customers who have contracted to use the Services, including Customer names and details about Customers) disclosed or otherwise provided by Us to You or otherwise obtained by You which:

      (a) is not, by reason of general publication or the like, readily available in the public domain; or

      (b) if part of the public domain, became part of the public domain as a result of an unauthorised disclosure or otherwise by reason of a breach of confidence by You or Your officers, employees and agents.


      Connection means:

      (a) for Telstra Carrier Selection, the connection by Us of a PSTN or PSIS line (excluding any Indial Line) to the Preselectable Services following the receipt by Us of a valid application or request from the Customer selecting Us as the Preferred Carrier on that line (We must be satisfied that the application or request was arranged or procured by You after the commencement date of this agreement) and

      (b) for Services other than Telstra Carrier Selection, the connection by Us of a Customer to a Service following the receipt by Us of a valid application or request from the Customer to use that Service, (We must be satisfied that the application or request was arranged or procured by You after the commencement date of this agreement).

      Connection Date means the day on which We complete a Connection and the Service is ready to be billed to the Customer.

      Conversion Rate has the meaning given to it in schedule 3.

      Corporate Centre Long Distance means the Flexi-Plan described under that name in Our Basic Carriage Service Tariffs.

      Customer means Former Customers and New Customers.

      Easycall means the network service described under that name in Our Basic Carriage Service Tariffs.

      Faxstream means the facsimile network service described under that name in Our Basic Carriage Service Tariffs.

      Flexi-Plan means the charging plans described under that name in the Our Basic Carriage Service Tariffs.

      Flexi-Plan Start Date is the date specified in the Agreement Details.

      Former Customers means Axicorp Pty. Ltd. former customers, whose names are in schedule 7 and who Connect to Us.

      Freecall 1800 means the telephone charging service described under that name in Our Basic Carriage Service Tariffs.

      Indial Line means a connection which will only allow non-metered calls to be made within a specific group of telephone users.

      Information means information and know-how including, but not limited to, source and object codes, flow charts and logic diagrams, data concepts, technology, manufacturing processes and industrial marketing and commercial knowledge whether or not in printed form.

      In Place Connection means a reconnection by Us of a previously provided telephone service where lead-in cabling from the property point of entry to the end facility is on site.


      Insolvent means:

      (a)    if You are a company:

             (i)     You are wound up; or

             (ii)    a receiver or receiver and manager is appointed to You;
                     or

             (iii) a receiver or receiver and manager is appointed over any part of Your property; or

             (iv)    an official manager is appointed to You under a resolution;
                     or

             (v) You enter into a scheme of arrangement with all or any of your creditors, or make an arrangement or moratorium involving any of them; or

             (vi) You resolve to wind Yourself up, or otherwise dissolve Yourself; or

             (vii) You state that You are unable to pay Your debts when they fall due; or

      (b)    if You are an individual:

             (i)     You are declared bankrupt; or

             (ii) You enter into an arrangement with some or all of Your creditors.

      Intellectual Property Rights means all rights conferred under statute, common law and equity in and in relation to inventions, designs, trade marks and trade dress, trade names, logos and get-up, circuit layouts, confidential information and copyright and any other intellectual property rights as defined by Article 2 of the World Intellectual Property Organisation Convention of July 1967.

      International Direct Dialling or IDD means the service which allows international telephone calls to be made by dialling direct without the assistance of an operator.

----------------------------------------------------------------------------- 9

      KPI means the key performance indicators in schedule 3.

      Key Dealer Personnel includes

      (a) any of Your directors who individually or together with other directors are in a position to control Your board; and

      (b) any of Your shareholders who hold a majority of Your shares or who individually or together with other shareholders are in a position to control a majority of Your shares; and

      (c) the individuals who control the day to day operation of Your business; and

      (d) any other person who We reasonably consider would have access to Confidential Information.

      Line Hunt means the network service which groups more than one line with one directory number, enabling a number of incoming calls to be distributed to various extensions.

      Long Distance 4 means the Flexi-Plan described under that name in Our Basic Carriage Service Tariff.

      MessageBank means Our 24-hour-a-day remote home answering service.

      Merchandising Material means literature, signage or other display, merchandising or advertising materials (whether originals or copies).

      Month means a calendar month.

      New Customers means a person, other than a Former Customer, from whom You have obtained a properly completed application form for a Service and who Connects to Us.

      "Never Busy Fax Facility" means one of the facilities available under the Faxstream service and described under that name in Our Basic Carriage Service Tariffs.

      New Service means a new Connection from a property point of entry to a network point of presence.

      Optus means Optus Networks Pty Ltd (ACN 008 570 330).

      Person Associated with You includes:

      (a) any of Your directors who individually or together with other directors is in a position to control Your board; and

      (b) any of Your shareholders who hold a majority of Your shares or who individually or together with other shareholders is in a position to control a majority of Your shares; and

      (c)    an Associated Body Corporate of You.

      Preferred Carrier means the Carrier which has been designated by a Customer for the carriage of all Preselectable Services, subject to any routing of Preselectable Services to an alternative Carrier by prefixing a call within the other Carrier's selection code.

      Preselectable Services means the IDD and STD telecommunications services or corresponding operator assisted services offered by Us.

      PSIS means the Public Switched ISDN Service.

      PSTN means the Public Switched Telephone Network.

      Quarter means a three Month period (or part) commencing on 1 January, 1 April, 1 July or 1 October.

      Rebiller means a class of Service Provider who:

      (a) bills customer direct for the provision of telecommunication services; and

      (b)   is the legal lessee of the underlying telecommunication lines.

      Related Body Corporate has the meaning given to it in the Corporations
      Law.

      Resale Connect Cut Off Date is the date specified in the Agreement
      Details.

      Resale Supply Cut Off Date is the date specified in the Agreement Details, as extended under clause 7.31.

      Relevant Interest has the meaning given to it in Division 5 of Part 1.2 of the Corporations Law as it applies to shares.

      Revenue means revenue received by Us net of any discounts.

      Service Provider means the supplier of an eligible service under a service providers class licence or

---------------------------------------------------------------------------- 10

      an international service providers class licence issued by AUSTEL under the Act.

      Services means those services specified in the Agreement Details that are for the time being offered by Us but not Services connected through or acquired from a Service Provider or a Carrier (not being Us).

      Smart Saver means the Flexi-Plan described under that name in Our Basic Carriage Service Tariffs.

      Switched Service Provider means a class of Service Provider who:

      (a)   owns its own telecommunications switches; and

      (b)   leases its telecommunication capacity from a Carrier; and

      (c)   is not the legal lessee of the underlying telecommunication lines.

      Subscription Trunk Dialling or STD means the service which allows long distance telephone calls (other than international telephone calls) to be made by dialling direct without the assistance of an operator.

      Telstra Carrier Selection means the designation of Us by a Customer as its Preferred Carrier.

      Trade Marks means the trade marks described in schedule 4.

      Unforeseen Event in relation to a party, means an act of God, fire, lightning, explosion, flood, insurrection or civil disorder, war or military operation, government or quasi-government restraint, expropriation, prohibition, intervention, direction or embargo, inability or delay in obtaining government or quasi-government approvals, consents, permits, licences or authorities, industrial disputes of any kind and any other cause whether similar or not outside of the affected party's control.

      Win-back means You procure or arrange a Connection from a Customer who, at the time, was connected to:

      (a)   a Carrier other than Us, whether or not through a Service Provider;
            and

      (b) Us through a Service Provider, and who, immediately after the Connection Date, is no longer connected through a Service Provider.


      Rules of Interpretation

8.2   In this agreement unless the contrary intention appears:

      (a)   the singular includes the plural and vice versa; and

      (b) "person" includes a firm, a body corporate, an unincorporated association or an authority; and

      (c)   an agreement representation or warranty:

            (i) in favour of two or more persons is for the benefit of them jointly and severally; and

            (ii) on the part of two or more persons binds them jointly and severally; and

      (d)   a reference to:

            (i) a person includes the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns; and

            (ii)    a document includes any variation or replacement of it; and

            (iii) a law includes regulations and other instruments under it and amendments or replacements of any of them; and

            (iv)    a thing includes the whole and each part of it; and

            (v) a group of persons includes all of them collectively, any two or more of them collectively and each of them individually; and

            (vi) the president of a body or authority includes any person acting in that capacity; and

      (e) "including" when introducing a list of items does not limit the meaning of the words to which the list relates to those items or to items of a similar kind.

8.3 Headings are inserted for convenience and do not affect the interpretation of this agreement.

--------------------------------------------------------------------------------


                                   Schedule I

                                   The Duties

1     GENERAL DUTIES
--------------------------------------------------------------------------------
1.1 Despite the signing of this agreement You may continue to connect members of the public to Your resale plans and other services up until the Resale Connect Cut Off Date.

1.2 On and from Resale Connect Cut Off Date. You must not connect members of the public to Your resale plans and other services. However You may continue to supply telecommunications services to persons who connected to Your resale plans and other services before Resale Connect Cut Off Date, up to the Resale Supply Cut Off Date.

1.3 By the Resale Supply Cut Off Date, You must have terminated all arrangements that You have in place with members of the public for the provision of telecommunications services, so that after this date You no longer act as a Service Provider or as an dealer or other representative of a Source Provider.

      On and from the date of this agreement You must:

      (a)    strive to promote and extend:

             (i)   the demand for the Services; and

             (ii)   Our goodwill and reputation; and

      (b) procure Customers to acquire the Services and do Your best to maximize the number of Connections; and

      (c)    have the facilities, staff and resources to perform Your duties;
             and

      (d) develop and carry on a satisfactory promotional program in connection with Your duties, including mail lists, advertising and participation in trade meetings, exhibitions and fairs, however You must not carry on any direct marketing campaigns involving Our Services without the prior written approval of Our National Dealer Manager; and

      (e) train Your staff to effectively promote the sale of, and extend the demand for, the Services; and

      (f) immediately let Us know in writing if You have knowledge of any serious Customer claim or complaint about the Services and, if We ask, promptly give Us a written report setting out Your knowledge of the claim or complaint; and

      (g) immediately let Us know in writing if You have knowledge that any person is infringing or is attempting to infringe any Intellectual Property Rights owned or used by Us and provide assistance as We may ask concerning that infringement or attempted infringement; and

      (h) act lawfully, loyally and in good faith to Us and comply with Our instructions and otherwise act in a manner You would reasonably consider to be most beneficial to Our interests; and

      (i) act fairly and reasonably in all Your dealings with Customers and provide a high standard of service to them (Your service to Customers is to be no less than any service standards or code of conduct established by Us from time to time); and

      (j)    comply with all laws applicable to the performance of Your Duties;
             and

      (k) comply with Our marketing, administrative and practical procedures and instructions as provided by Us from time to time including:

             (i)    the Advertising Procedures in schedule 5; and

             (ii) any procedures or instructions about the display of Merchandising Material; and

      (l) get the prior approval of Our National Corporate Identity Manager for any marketing or advertising performance of Your duties, and initiatives that involve co-branding; and

      (m) comply with Our reasonable directions concerning the performance of Your duties; and

                                                                               2
------------------------------------------------------------------------------
      (n) avoid deceptive, misleading or unethical practices that are or might be detrimental to Us; and

      (o) not make any false or misleading representations about the Services or Us; and

      (p) not publish or participate in the publication of any misleading or deceptive advertising material about the Services or Us; and

      (q) at all times, identify yourself as a "Telstra Approved Dealer - Solution Plus" and do so according to Our instructions provided to You from time to time; and

      (r) not identify Yourself as being Us or Our subsidiary, division, partner, joint venturer, agent or employee, or as being independent of or associated with Us, other than as a "Telstra Approved
             Dealer - Solution Plus"; and

      (s) not admit any liability on Our behalf to any collector or third party; and

      (t) ensure that each application by a Customer for a Service procured by You is in the form approved by Us from time to time, is fully completed, and is immediately forwarded by You to Our Vendor Service Centre, as notified by Us; and

      (u) ensure that You sight adequate documents verifying the identity of each Customer; and

      (v)    keep proper records for all transactions; and

      (w) allow Us (and Our agents) to inspect, copy and audit Your records on giving reasonable notice and during business hours, but in the case of an emergency, at any time; and

      (x) give Us reports in connection with Your duties, promptly when We reasonably ask; and

      (y) comply with any current guidelines and code of conduct published by the Australian Direct Marketing Association Ltd; and

      (z) not disclose or sell to another person the details (including names, addresses, phone and fax numbers and business names) of Your former customers whose names are in schedule 7; and

      (aa) when asked promptly procure Key Dealer Personnel to sign a deed with Us agreeing to be bound by clauses 3.6 to 3.9, in a form reasonably required by Us; and

      (bb) when asked promptly procure Persons Associated With You to sign a deed with Us agreeing to be bound clauses 5.1 to 5.4 and paragraph 1.5 of this schedule, in a form reasonably required by Us;

1.5 On and from the Resale Supply Cut Off Date, neither You nor Persons Associated With You must act in any capacity as:

      (a) a Service Provider or an agent dealer or other representative of a Service Provider; or

      (b) an agent, dealer or other representative of a Carrier other than Us except with Our written approval. The words "in any capacity" have the same meaning as those in clause 5.2.

1.6 You submit a business plan to Us for approval (not to be unreasonably withheld) and then vary the plan as We may reasonably ask. The first plan must be submitted within 30 days of the date of this agreement and the second plan within 30 days of the start of the second year of the term.

1.7 You must not make any representation, or give or try to give any warranty or undertaking about the Services, that is in any way inconsistent with, or is misleading or deceptive as to:

      (a)    any warranty or guarantee given by Us for the Services; or

      (b) any written material provided by Us to You for passing on to Customers and relating to the Services, their characteristics, performance, capability or suitable uses.

1.8 To the extent permitted by law, You must not, during the term of this agreement, promote the sale of, or extend the demand for, the Services in any manner or on any terms not expressly permitted by this agreement.

--------------------------------------------------------------------------------


1.9 Nothing in this agreement stops You from complying with a request from a Customer who wants to be connected to a telecommunications service provided by a person other than Us. However, if You do this, we may exercise Our rights under clause 4 of the agreement and under schedule 2.


2     SPECIFIC DUTIES CONCERNING TRADE MARKS
--------------------------------------------------------------------------------

2.1   You must not:

      (a)   make or have any claim to the Trade Marks; or

      (b) do anything which might impair Our ownership of the Trade Marks or which may prejudice their distinctiveness or the validity of Our goodwill; or

      (c) alter, remove or tamper with the Trade Marks or other means of identification used in connection with the Services; or

      (d) except to the extent permitted by this agreement or with Our written consent use any of the Trade marks; or

      (e) challenge the validity of the Trade Marks or dispute Our right, title and interest in the Trade Marks; or

      (f)   apply to remove the Trade Marks from the Trade Marks Register; or

      (g) display on Your premises or otherwise use any trade marks other than the Trade Marks; or

      (h) assist or support any other party to do any of the things listed in paragraphs 2.1(a) to 2.1(g) of this schedule.

2.2.  You must only use the Trade Marks:

      (a)   by display at Your premises; and

      (b) in advertising and promoting Your sales of the Services and not in any other aspect of Your business; and

      (c) in connection with Your business as a Telstra Approved Dealer - Solution Plus";

      as permitted by this agreement and, in particular, You must:

      (d) use the Trade Marks only in a manner which has been specifically approved in writing by Us or other person as We may nominate from time to time, which approval may be revoked, amended or varied by Us at any time with immediate effect; and

      (e) not use or register or attempt to use or register any trade mark or business, trading or company name which is similar to or so nearly resembles a Trade Mark as to be likely to deceive or cause confusion; and

      (f) not incorporate a Trade Mark in any other trade mark, trade name, device or logo; and

      (g) not without Our prior written consent, display any Trade Mark in conjunction with a trade mark applicable to goods or services not marketed or supplied by Us or Our nominees; and

      (h) not authorize, permit or otherwise allow any other person to use the Trade Marks without specific approval in writing from Us.

2.3 You must not use a Trade Mark as part of Your corporate, business or trading name.

2.4   You must, at Our request:

      (a) during normal business hours, permit Us to enter Your premises to inspect and remove for testing any packaging, stationery or Merchandising Material used or proposed to be used by You; and

      (b) provide Us with, at Your expense, samples of any packaging, stationery or Merchandising Material used or proposed to be used by You.

--------------------------------------------------------------------------------

3     SPECIFIC DUTIES CONCERNING CONFIDENTIAL INFORMATION
--------------------------------------------------------------------------------

3.1   You must not without our prior written consent:

      (a)   use Confidential Information except solely to carry out Your duties;
            or

      (b) communicate to any other person all or any Confidential Information except as permitted by this agreement; or

      (c) permit unauthorized persons to have access to places where Confidential Information is displayed, reproduced or stored; or

      (d) make or assist any person to make any unauthorized use of Confidential Information.

3.2 You must take all reasonable steps to ensure that the Confidential Information is not disclosed to any other person by Your officers, servants, agents, contractors or subcontractors. This includes obtaining, at Our request confidentiality undertakings in a form approved by Us from Your Key Dealer Personnel and other officers, employees, agents, contractors and subcontractors who have or may have access to the Confidential Information.

3.3 If any of Your employees, officers, agents, contractors or subcontractors breach the confidentiality obligations contained in this agreement You must immediately notify Us in writing and provide assistance as We may reasonably ask in concerning any action taken or remedy sought by Us concerning that breach.

4     SPECIFIC DUTIES CONCERNING THE BALLOT PROCESS
--------------------------------------------------------------------------------
4.1 During the Ballot process. We are obliged to follow certain rules about advertising Our Services. These rules also apply to You while acting as Our dealer. If, at any time, We ask You to comply with those rules then during the period and in the geographical areas that We nominate, You must not undertake:

      (a)   media advertising which:

            (i)    specifically refers to the Ballot process; or

            (ii) specifically refers to or promotes the designation by customers of Us as the customer's Preferred Carrier; or

            (iii) specifically refers to or discourages the designation by the customers of Optus as the customer's Preferred Carrier; or

            (iv) refers to or promotes Preselectable Services where the promotion of or reference to those Preselectable Services is specifically linked to or associated with the preselection or the Ballot process; or

      (b) direct mailing campaigns or pamphlet distribution where those activities specifically:

            (i)    refer to the Ballot process; or

            (ii) refer to or promote the designation by Customers of Us as the Customers Preferred Carrier; or

            (iii) refer to or discourage the designation by Customers of Optus as the Customer's Preferred Carrier; or

            (iv)   refer to or promote Our Preselectable Services; or

            (v)    refer to the Preselectable Services of Optus; or

      (c)   telemarketing campaigns which:

            (i)    specifically refer to the Ballot process; or

            (ii) specifically refer to or promote the designation by Customers of Us as the Customer's Preferred Carrier; or

            (iii) specifically refer to or discourage the designation by the Customers of Optus as the Customer's Preferred Carrier; or

            (iv) refer to or promote Preselectable Services where the promotion of or reference to those Preselectable Services is specifically linked to or associated with the preselection or the Ballot process.

      (d) canvass Customers by telephone to solicit or initiate telephone discussion with them about the designation of Us as Preferred Carrier.

4.2 You must also comply with the Ballot Guidelines in schedule 6. Those guidelines contain a Code of Conduct and Service Representative Guidelines and may be amended from time to time by Us.

4.3 If there is any inconsistency between Your duties in paragraph 4.1 of this schedule and the Ballot Guidelines, the Ballot Guidelines will prevail.

N.B.  This schedule may be varied by Us, from time to time, by notice to You.

      This schedule is current at 8/1/96.

--------------------------------------------------------------------------------
                                   Schedule 2

                The Commission Structure - Solution Plus Dealer


1     GENERAL EXPLANATION
--------------------------------------------------------------------------------
1.1 For each continuous Connection of a Service procured or arranged by You, We will pay You commission. The commission is set out in the table on the next page and may consist of a combination of one or more of the following.

      (a) A flat rate commission, which is calculated for each Connection and earned on the Connection Date.

      (b) A percentage commission, which is based on Revenue calculated and billed by Us to the Customer for IDD and STD Services. Percentage commission is only payable for Services with the capacity for Calling Line Identification. Thre may be other conditions applying to the percentage commission for a particular Service. These are set out in the table on the next page.

      (c) A six month bonus commission, which is earned if the Service remains in Connection for a continuous six month period from the Connection Date. There may be other conditions applying to the six month bonus commission for a particular Service. These are set out in the table on the next page.

      There are circumstances in which You will not be entitled to:

      (a) any commission (flat rate, percentage or bonus) for the Connection of a Service; and

      (b)    any further commission (percentage or bonus).

      These circumstances are set out in paragraph 3.

1.3 There are also circumstances in which You have to refund Us the flat rate commission. These circumstances are set out in paragraph 3.


2     COMMISSION SCHEDULE
----------------------------------------   --------------------------------------   ----------------------------------------------
A     For Former Customers
----------------------------------------------------------------------------------------------------------------------------------
SERVICE          SERVICE                                                              COMMISSION
CATEGORY         SUB-CATEGORY
                                               -----------------------------------------------------------------------------------
                                                  Flat Rate Commission                     Percentage Commission
                                                                               (only payable for Services with the capacity for
                                                                                         Calling Line Identification)
----------------------------------------------------------------------------------------------------------------------------------
Flexi-Plans      Business Saver Plus Flexi-    $15.00 for each Connection.    For an initial Business Saver Plus Flexi-Plan,
                 Plan, Corporate Centre                                       Corporate Centre Long Distance Flexi-Plan and
                 Long Distance Flexi-Plan,                                    Smart Saver Flexi-Plan:
                 Long Distance 4 Flexi-
                 Plan and Smart Saver                                         (a)  for the first 12 months of continuous
                 Flexi-Plan only                                                   Connection (starting on and from the
                                                                                   Connection Date), 5% of the Preselectable
                                                                                   Services Revenue that the Flexi-Plan applies
                                                                                   to, then

                                                                              (b)  for the second 12 months of continuous
                                                                                   Connection, 3% of the Preselectable Services
                                                                                   Revenue that the Flexi-Plan applies to, then

                                                                              (c)  for the third 12 months of continuous
                                                                                   Connection, 3% of the Preselectable Services
                                                                                   Revenue that the Flexi-Plan applies to, then

                                                                              (d)  for the fourth 12 months of continuous
                                                                                   Connection, 2% of the Preselectable Services
                                                                                   Revenue that the Flexi-Plan applies to.

                                                                              The payments over the four year period assumes the
                                                                              agreement runs for a four year period.  If it does
                                                                              not then see paragraphs 3.21, 3.22 and 3.23.
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------
SERVICE
CATEGORY


-----------------------------------------------------------
                      6 Month Bonus Commission

-----------------------------------------------------------
Flexi-Plans        $10.00 for each Connection that is,
                   after six months from the relevant
                   Connection Date, a continuing
                   Connection.


-----------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
B     For New Customers
----------------------------------------------------------------------------------------------------------------------------------
SERVICE          SERVICE                                                              COMMISSION
CATEGORY         SUB-CATEGORY
                                               -----------------------------------------------------------------------------------
                                                  Flat Rate Commission                     Percentage Commission
                                                                               (only payable for Services with the capacity for
                                                                                         Calling Line Identification)
----------------------------------------------------------------------------------------------------------------------------------
Flexi-Plan       Business Saver Plus Flexi-    $10.00 for each Connection.    For an initial Business Saver Plus Flexi-Plan,
                 Plan, Corporate Centre                                       Corporate Centre Long Distance Flexi-Plan and
                 Long Distance Flexi-Plan,                                    Smart Saver Flexi-Plan:
                 and Smart Saver Flexi-
                 Plan only                                                    (a)  for the first 12 months of continuous
                                                                                   Connection (starting on and from the
                                                                                   Connection Date), 2% of the Preselectable
                                                                                   Services Revenue that the Flexi-Plan applies
                                                                                   to, then

                                                                              (b)  for the second 12 months of continuous
                                                                                   Connection, 3% of the Preselectable Services
                                                                                   Revenue that the Flexi-Plan applies to, then

                                                                              (c)  for the third 12 months of continuous
                                                                                   Connection, 3% of the Preselectable Services
                                                                                   Revenue that the Flexi-Plan applies to, then

                                                                              (d)  for the fourth 12 months of continuous
                                                                                   Connection, 3% of the Preselectable Services
                                                                                   Revenue that the Flexi-Plan applies to.

                                                                              The payments over the four year period assumes the
                                                                              agreement runs for a four year period.  If it does
                                                                              not then see paragraphs 3.21, 3.22 and 3.23.
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
-----------------------------------------------------------
SERVICE
CATEGORY


-----------------------------------------------------------
                      6 Month Bonus Commission

-----------------------------------------------------------
Flexi-Plan         Nil


-----------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Telstra Carrier     New           $10.00 for each Connection    (a)  For the first 12 months of continuous Connection
Selection           Service                                          (starting on and from the Connection Date), 2% of the
                                                                     Preselectable Services Revenue from the relevant
(Ballot area)                                                        Connections, then

                                                                (b)  for the second 12 months of continuous Connection,
                                                                     2% of the Preselectable Services Revenue from the
                                                                     relevant Connections, then

                                                                (c)  for the third 12 months of continuous Connection, 2%
                                                                     of the Preselectable Services Revenue that the Flexi-
                                                                     Plan applies to, then

                                                                (d)  for the fourth 12 months of continuous Connection,
                                                                     2% of the Preselectable Services Revenue that
                                                                     the Flexi-Plan applies to.

                                                                The payments over the four year period assumes the agreement runs for a four year period. If it does not then see paragraphs
                                                                3.21, 3.22 and 3.23.
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------
--------------------------------------------------------------
Telstra Carrie         If the Service has the capacity for
Selection              Calling Line Identification, nil.

(Ballot area)          If the Service does not have the
                       capacity for Calling Line
                       Identification, $10.00.

--------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
In Place      $10.00 for each Connection     (a)  For the first 12 months of continuous Connection        If the Service has the
                                                  (starting on and from the Connection Date), 2% of the   capacity for Calling Line
                                                  Preselectable Services Revenue from the relevant        Identification, nil.
                                                  Connections, then
                                                                                                          If the Service does not
                                             (b)  for the second 12 months of continuous Connection,      have the capacity for
                                                  2% of the Preselectable Services Revenue from the       Calling Line
                                                  relevant Connections, then                              Identification, $10.00.

                                             (c)  for the third 12 months of continuous Connection, 2%
                                                  of the Preselectable Services Revenue that the Flexi-
                                                  Plan applies to, then

                                             (d)  for the fourth 12 months of continuous Connection,
                                                  2% of the Preselectable Services Revenue that
                                                  the Flexi-Plan applies to.

                                             The payments over the four year period assumes the agreement runs for a four year period. If it does not then see paragraphs
                                             3.21, 3.22 and 3.23.
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Win-back      $20.00 for each Connection     (a)  For the first 12 months of continuous Connection        $20.00 for each
(see          as long as:                         (starting on and from the Connection Date), 2% of the   Connection that is,
comments                                          Preselectable Services Revenue from the relevant        after six months
in            (a) You have also Connected         Connections, then                                       from the relevant
paragraph         the Customer to at least                                                                Connection Date, a
3.19)             one of the following -     (b)  for the second 12 months of continuous Connection,      continuing Connection.
                  Business Saver Plus             3% of the Preselectable Services Revenue from the
                  Flexi-Plan, Corporate           relevant Connections, then
                  Centre Long Distance
                  Flexi-Plan; and            (c)  for the third 12 months of continuous Connection, 3%
                                                  of the Preselectable Services Revenue that the Flexi-
              (b) the Customer is not a           Plan applies to, then
                  Former Customer.
                                             (d)  for the fourth 12 months of continuous Connection,
                                                  3% of the Preselectable Services Revenue that
                                                  the Flexi-Plan applies to.

                                             The payments over the four year period assumes the agreement runs for a four year period. If it does not then see paragraphs
                                             3.21, 3.22 and 3.23.
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 C      All Customers
------------------------------------------------------------------------------------------------------------------------------------
  SERVICE        SERVICE                                                          COMMISSION
  CATEGORY       SUB-CATEGORY
                                            ----------------------------------------------------------------------------------------
                                                Flat Rate Commission          Percentage Commission         6 Month Bonus Commission
                                                                          (only payable for Services with
                                                                           the capacity for Calling Line
                                                                                  Identification)
------------------------------------------------------------------------------------------------------------------------------------
 Faxstream       New Faxstream Connection      $25.00 for each Faxstream              Nil                   $15.00 for each
                                               Connection                                                   continuing Connection,
                                                                                                            if Our Revenue on that
                                                                                                            Faxstream Connection,
                                                                                                            for the six month
                                                                                                            period from the relevant
                                                                                                            Connection Date, is
                                                                                                            $150,000 or more.
               ---------------------------------------------------------------------------------------------------------------------
                 "Never Busy Fax" Facility    $20.00 for each Faxstream              Nil                    $10.00 for each
                                              Connection                                                    Connection that is,
                                                                                                            after six months from
                                                                                                            the relevant Connection
                                                                                                            Date, a continuing
                                                                                                            Connection.
               ---------------------------------------------------------------------------------------------------------------------
                 Conversion of a PSTN line    $20.00 for each Faxstream              Nil                            Nil
                 to Faxstream                 Connection
------------------------------------------------------------------------------------------------------------------------------------
 Easycall                                     $5.00 for each facility, except        Nil                    $3.00 for each
                                              where We provide that facility free                           Connection that is,
                                              of charge (in which case, nil).                               after six months from
                                                                                                            the relevant Connection
                                                                                                            Date, a continuing
                                                                                                            Connection, except where
                                                                                                            We provide that facility
                                                                                                            free of charge (in which
                                                                                                            case, nil).
------------------------------------------------------------------------------------------------------------------------------------


 . Mallesons Stephen Jaques


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Freecall 1800                             $50.00 for each Connection.            Nil              $50.00 for each continuing
                                                                                                  Connection, if Our Revenue
                                                                                                  on that Freecall 1 800
                                                                                                  Connection, for the six month
                                                                                                  period from the relevant
                                                                                                  Connection Date, is
                                                                                                  $1,000.00 or more.
-----------------------------------------------------------------------------------------------------------------------------------
Business Links                            $14.00 for each Connection.            Nil              $7.00 for each Connection
                                                                                                  that is, after six months from
                                                                                                  the relevant Connection Date,
                                                                                                  a continuing Connection.
-----------------------------------------------------------------------------------------------------------------------------------
MessageBank                               $4.00 for each Connection.             Nil              $4.00 for each Connection
                                                                                                  that is, after six months from
                                                                                                  the relevant Connection Date,
                                                                                                  a continuing Connection.
-----------------------------------------------------------------------------------------------------------------------------------
Centel                                    $20.00 for each Connection.            Nil              $13.00 for each Connection
                                                                                                  that is, after six months from
                                                                                                  the relevant Connection Date,
                                                                                                  a continuing Connection.
-----------------------------------------------------------------------------------------------------------------------------------
Centel Plus    If upgrading from an       $10.00 for each Connection.            Nil              $15.00 for each Connection
                                                                                                  that is, after six months from
                                                                                                  the relevant Connection Date,
                                                                                                  a continuing Connection.
              ---------------------------------------------------------------------------------------------------------------------
               If the Customer did not    $30.00 for each Connection.            Nil              $15.00 for each Connection
               have an existing Centel                                                            that is, after six months from
               Service.                                                                           the relevant Connection Date,
                                                                                                  a continuing Connection.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             10
---------------------------------------------------------------------------

3.11 On or before the start of this agreement, You must, if We ask, deliver a bank guarantee to Us for the amount set out in the Agreement Details. By bank guarantee, We mean one or more unconditional undertakings to pay on demand a specified amount by a bank and on terms both acceptable to Us acting reasonably.

3.12 If You do not comply with Your clause 3.10 obligations, then We may call on the bank guarantee without notice to You.

3.13 We must return the bank Guarantee to You:

     (a) if You owe us a refund under clause 3.9 - within 28 days after You have paid Us the refund; and

     (b) if You do not owe Us money under clause 3.9 - within 14 days after the Resale Connection Cut Off Date.

Percentage commission for Former Customers

3.14 For percentage commission to accrue for a Former Customer three things must happen:

     (a) You must connect each Former Customer to the most suitable Flexi-Plan in table A; and

     (b) You must procure the Former Customer to make a request to Us to be transferred to a direct legal relationship with Us; and

     (c)  We must process the Former Customer's transfer request; and

     (d) the Former Customer must, after the transfer, use the services attached to the relevant Flexi-Plan.

3.15 Because We are not able to process the requests for transfer straight away, We will pay You a flat rate commission (on the terms set out below) so that You are not disadvantaged.

3.16 The first monthly payment is due on the first day of the month following the Commission Prepayment Date and the last monthly payment will be made on the first day of the month that is six months after the Commission Prepayment Date. We will make the monthly payments within 14 days of the payment becoming due.

3.17 The monthly payment will be calculated on 5:00 pm on the last day of the month before the relevant payment month. So, for the payment month of 1 April, the monthly payment will be calculated on 5:00 pm on 31 March. For the monthly payment You will be entitled to:

     (a) for Former Customers who, on 5:00 pm on the last day of the month before the relevant payment month;

          (i) are residential customers (these are customers who pay the residential tariff); and

          (ii) have both been Connected to a Flexi-Plan in table A and have made a request to Us to be transferred to a direct legal relationship with Us (You must prove this request to Our reasonable satisfaction); but

          (iii)  We have not processed the request for transfer:

          $2.10 for each of those customers; and

     (b) for Former Customers who, on 5:00 pm on the last day of the month before the relevant payment month;

          (i) are business customers (these are customers who pay the business tariff); and

          (ii) have both been Connected to a Flexi-Plan in table A and have made a request to Us to be transferred to a direct legal relationship with Us (You must prove this request to Our reasonable satisfaction); but

          (iii)  We have not processed the request for transfer:

          $14.25 for each of those customers.

3.18 Paragraphs 3.11 to 3.13 apply to the payments under paragraph 3.17.

                                                                             11
---------------------------------------------------------------------------

Win-back commission

3.19 If You are entitled to commission for a Win-back Connection, then You cannot claim commission (flat rate, percentage or bonus) for the Connection of the underlying Flexi-Plan (in other words You are only entitled to one lot of commission).

Percentage commission - Calling Line Identification

3.2O You are only entitled to percentage commission for the Connection of Services with the capacity for Calling Line Identification.

Percentage and bonus commission - only payable during the term

3.21 You are only entitled to percentage and bonus commission during the term of this agreement, including a renewal under clause 7.28 of the agreement.

What happens if this agreement is cancelled or expires?

3.22 If this agreement is cancelled (for whatever reason) or expires, We will stop paying You commission (flat rate, percentage or bonus) immediately for:

     (a)  Connections made after the cancellation or expiry; and

     (b) Connections that are current at the date of cancellation or expiry (in other words, You do not get paid commission for any period after the agreement has been cancelled or expires);

     however, We will pay You percentage commission earned up to the date of cancellation, but bonus commission is not paid on a pro-rata basis.

Example

3.23 The following examples show the application of paragraphs 3.21 and 3.22.

     Former Customers

     Example one

     The agreement starts on 1 January 1996 and will end on 31 December 1997.

     You connect a Former Customer to Business Saver Plus Flexi-Plan on 1 March 1996. You will be entitled to the flat rate commission according to paragraph 3.8 and assuming the Connection remains current You will be entitled to:

        (a)  to the six months bonus on 1 September 1996; and

        (b)  to percentage commission:

             (i) for the first 12 month period - 12 month's worth of commission at the rate of 5%, taking You up to 29 February 1997; and

             (ii) for the second 12 month period - only ten month's worth of commission at the rate of 3% taking You up to 31 December
                  1997.

     If We give You a non-renewal notice under clause 7.28 the agreement will expire and You will not be entitled to any further commission for this Connection.

     If We do not give You a notice under clause 7.28 of the agreement, the agreement will be extended for a further two year period from 1 January 1998 to 31 December 1999. If this happens You will be entitled to percentage commission;

        (a) for the second 12 month period - the remaining two month's worth of commission at the rate of 3%, taking You to 28 February 1998; and

                                                                             12
---------------------------------------------------------------------------

        (b) for the second 12 month period - 12 months worth of commission at the rate of 3%, taking You up to 28 February 1999; and

        (c) for the fourth 12 month period - 10 month's worth of commission at the rate of 2% taking You up to 31 December 1998. You are not entitled to the remaining two month's worth of commission for the fourth year because this period is after the expiry of the agreement.

New Customers

Example one

The agreement starts on 1 January 1996 and will end on 31 December 1997.

You connect a New Customer to Business Saver Plus Flexi-Plan on 1 January 1996. You will be entitled to the flat rate commission on 1 February 1996 and assuming the Connection remains current You will be entitled to percentage commission:

        (a) for the first 12 month period - 12 month's worth of commission at the rate of 2%, taking You up to 31 December 1996; and

        (b) for the second 12 month period - 12 month's worth of commission at the rate of 3%, taking You up to 31 December 1997.

If We give You a non-renewal under clause 7.28 the agreement will expire and You will not be entitled to any further commission for this Connection.

Example two

The agreement starts on 1 January 1996 and will end on 31 December 1997.

You connect a New Customer to Business Saver Plus Flexi-Plan on 1 June 1996.
You will be entitled to the flat rate commission on 1 July 1996 and assuming the Connection remains current You will be entitled to percentage commission:

        (a) for the first 12 month period - 12 month's worth of commission at the rate of 2%, taking You up to 31 May 1997; and

        (b) for the second 12 month period - only six month's worth of commission at the rate of 3%, taking You up to 31 December 1997.

If We give You a non-renewal notice under clause 7.28 the agreement will expire and You will not be entitled to any further commission for this Connection.

If We do not give You a notice under clause 7.28 of the agreement, the agreement will be extended for a further two year period from 1 January 1998 to 31 December 1999. If this happens You will be entitled to percentage:

        (a) for the second 12 month period - the remaining six month's worth of commission at the rate of 3%, taking You to 31 May 1999; and

        (b) for the third 12 month period - 12 month's worth of commission at the rate of 3% taking You up to 31 June 1999; and

        (c) for the fourth 12 month period - only six month's worth of commission at the rate of 3% taking You up to 31 December 1999, You are not entitled to the remaining two months worth of commission for the fourth year because this period is after the expiry of the agreement.

Example three

In example two above We cancel the agreement under clause 4 on 31 December 1998. We will pay You for up to 31 December 1998 but You will not be entitled to any commission for the balance of the third year or for the fourth year.

                                                                              13
------------------------------------------------------------------------------

What happens if a Service is connected through or acquired from a Service Provider?

3.24 You are entitled to commission only for Services sold as Our commissioned representative. No commission (flat rate, percentage or bonus) is payable to You for any Service connected through or acquired from a Service Provider, whether or not You are the agent or representative of the Service Provider.

What happens if You fail to keep adequate records?

3.25 If, in Our reasonable opinion, You do not maintain and keep sufficient records and accounts to justify and substantiate a claim on Us for commission. You are not entitled to that commission (whether it be a claim for flat rate, percentage or bonus commission).

3.26 If You fail to permit persons authorized by Us to inspect and take copies at all reasonable times of any records or accounts You have. You are not entitled to any commission (whether it be a claim for flat rate, percentage or bonus commission).

Misrepresentation

3.27 If We reasonably believe that You procured a Connection through misleading or deceptive conduct or misrepresentation. You are not entitled to any commission for that Connection (flat rate, percentage or bonus commission).

Subsequent or multiple Connections to a Flexi-Plan

3.28 Flexi-Plan commissions will only be paid for the initial sale of the relevant Flexi-Plan. Subsequent applications of the relevant Flexi-Plan will not attract commission (flat rate, percentage or bonus).

3.29 If the Flexi-Plan is already connected to a Customer's account, any New Services or In Place Connections that are added to the account will be consolidated and no Flexi-Plan commission is payable to You for procuring or arranging that Connection.

Consolidated accounts

3.30 For Customers with consolidated accounts, We will only pay You one lot of flat rate commission for the initial Connection of that Customer with a Flexi-Plan. In other words, We will not pay You any flat rate commission for the migration of the remaining services in the consolidated account to subsequent Flexi-Plans. By a consolidated account We mean an account under which a Customer acquires more than one Service.

3.31 You must provide Us with information that We ask for in connection with Your Former Customers to enable Us to calculate Your commission.

What happens if a Service is cancelled, discontinued etc?

3.32 If a Connection is cancelled, discontinued, suspended or connected through a Service Provider or a Carrier (not being Us), We will stop paying You percentage commission for that Service. You are not entitled to percentage commission that has accrued up to this time.

3.33 If that cancellation, discontinuation, suspension or connection occurs within 12 months of the Connection Date and the Customer subsequently connects to a Service Provider or Carrier (other than Us), You will also have to refund to Us the flat rate commission that We paid You for that Service ("Refund").

3.34 If You owe Us a Refund and We owe You an amount, We may set-off against that amount the whole or part of the Refund. Otherwise, the Refund (and in the case of a partial set-off, the balance of the Refund within five Business Days of Our request.

                                                                              14
------------------------------------------------------------------------------

What happens if an application form is not processed through the Vendor Service Centre

3.35 If You do not process application forms through the Vendor Service Centre. You will not be entitled to any commission (flat rate, percentage or bonus) for those forms.

Replacement Services

3.36 If We withdraw one of the Services and We agree with You to replace it with another service, then the percentage commission for the new service may not be less than the percentage commission payable for the old service.

NB.  This Schedule may be varied by Us from time to time, by notice to You.

     This Schedule is current at 8/1/96.

                                                                             1
---------------------------------------------------------------------------

                                  Schedule 3

                          Key Performance Indicators

The KPI's

1 All application forms must be received within five working days of signing by the Customer.

2 Of the application forms received by Us, 95% of them must be correct and must also not need any re-work.

Meaning of Conversion Rate

In this agreement "Conversion Rate" means that by the Resale Supply Cut Off Date 80% of the Former Customers (excluding Axicorp Pty. Ltd. customers managed by its agents) must have transferred to a direct legal relationship with Us. You will use your best endeavors to ensure that Former Customers who are Axicorp Pty. Ltd. customers managed by its agents redirect their direct legal relationship to Us.




     This Schedule is current at 8/1/96

                                                                             1
---------------------------------------------------------------------------

                                  Schedule 4

                           The Trade Marks Schedule

These are the only Trade Marks of Ours which You are entitled to use, and then only as permitted by this agreement:

Telstra
                                    [TELSTRA LOGO APPEARS HERE]


STD(R)
                                    Telstra



In addition,

if Flexi-Plan is a Service:            Flexi-Plan/TM/, Business Saver Plus/TM/,
                                       Smart Saver/TM/

if Faxstream is a Service:             Faxstream/TM/

if Easycall is a Service:              Easycall/TM/

if Freecall 1800 is a Service:         Freecall/TM/

if MessageBank is a Service:           MessageBank/TM/



N.B. This schedule may be varied by Us from time to time by notice to You.

     This schedule is current at #.

                                                                             1
---------------------------------------------------------------------------

                                   Schedule 5

                           The Advertising Procedures

                                 To be included


N.B. This schedule may be varied by Us from time to time, by notice to You.

     This schedule is current at #.

                                                                             1
---------------------------------------------------------------------------

                                   Schedule 6

                             The Ballot Guidelines



       Attached is the 14 page document comprising the Ballot Guidelines.



N.B. This schedule may be varied by Us from time to time, by notice to You.

     This schedule is current at 8/1/96

                                CODE OF CONDUCT
                    ---------------------------------------

--------------------------------------------------------------------------------
                                CODE OF CONDUCT
--------------------------------------------------------------------------------

INTRODUCTION

The customer preselection process will be conducted area by area over an extended period beginning mid 1993.

There are three different time periods relevant to the ballot process in each area.

(i) The first is the period leading up to the mail out of ballot forms by the Ballot Administrator to customers

      ("Pre Ballot Period").

(ii) The second phase applies from the date the ballot forms are mailed by the Ballot Administrator until the end of the final ballot period (essentially 75 days depending on the area) ("Ballot Period").

(iii) The third phase commences once the balloting in a particular area has closed ("Post Ballot Period").

BASIC PRINCIPLES

      Nothing in the Code of Conduct or the Service Representative Preselection Guidelines shall be interpreted as being inconsistent with or derogating from any of the provisions of Schedule 13. The working of Schedule 13 shall have precedence at all times.

      The key objectives of the ballot process which provide the underlying philosophy and principles of this Code of Conduct are:

(a)   to promote competition between Telecom and Optus;

(b) to make sure that customers are aware of the competitive environment before they make a choice:

(c)   to encourage customers to make their choice as early as possible; and

(d)   to make sure that the costs of the process are kept to a minimum.

3.    In implementing the ballot process:

(a)   both Telecom and Optus and the staff of Telecom and Optus:

      (i) when dealing with customers about the ballot process or designation of a preferred carrier, should not provide inaccurate or misleading information or make denigrating remarks or otherwise criticise the other;

      (ii) should not undermine or otherwise criticise the ballot process or the ballot forms or a customer's selection;

      (iii) should act in a manner consistent with this Code of Conduct;

(b) each of Telecom and Optus will encourage compliance with the principles underlying Schedule 13 and this Code of Conduct by employees and agents;

                    ---------------------------------------

                                Code of Conduct

                    ---------------------------------------

(c) each of Telecom and Optus in encouraging compliance, will endeavour to ensure that to the extent possible all dealing with customers will be in accordance with the Service Representative Preselection Guidelines ("SRG's") and this Code of Conduct).

4. Rules concerning advertising and marketing activities of Telecom and Optus have been formulated by Austel and will form pan of this Code of Conduct to be observed by all staff.

5. Each of Telecom and Optus acknowledge that this Code of Conduct may need to be expanded as the ballot process progresses.

--------------------------------------------------------------------------------
CUSTOMER CONTACT
--------------------------------------------------------------------------------

1.    GENERAL GUIDELINES

When dealing with customers during the first two phases, Optus and Telecom should:

(a) make staff aware of the different time periods relevant to the ballot process, and in particular the ballot period:

(b)   observe the general principles underlying this Code of Conduct.

2. CUSTOMER INITIATED CONTACT

2.1 Service Representative Preselection Guidelines ("SRG's") have been prepared jointly by both Carriers and will be made available to staff of Optus and Telecom as agreed guidelines for use by staff in dealing with customers. Those SRG's recognise the different time periods that flow from the ballot process.

2.2 All staff will be provided with access at their workplace to the SRG's and will be advised of the general requirement to observe the SRG's when dealing with customers.

2.3 The following staff, in particular, will be provided with the full text of the SRG's:

(a)   operators of all telephone enquiry lines;

(b)   all telemarketing or direct marketing operators.

2.4 Telecom and Optus will disclose each of the three alternative choices to customers when either the alternatives of opting out or of not returning the ballot form is mentioned. Those alternatives must be given to customers in neutral terms and the options of opting out or not returning a ballot will not be encouraged by staff in preference to the other options.

2.5 Where issues are raised that are not covered by the SRG's to the extent that those discussions relate to preselection staff should respond consistently with the basic principles of this Code of Conduct, stated above.

2.6 To the extent possible each Carrier will provide information requested by a Customer where the request relates to the provision of, or availability of services.

3.    TELECOM AND OPTUS INITIATED CONTACT

3.1 When dealing with issues that are addressed by the SRG's Telecom and Optus will, endeavour to ensure compliance, by encouraging staff to use the SRG's as guidelines. In those areas covered by the SRG's carrier neutrality will be encouraged.


                    ---------------------------------------

                                Code of Conduct
                 --------------------------------------------


3.2 When dealing with customers about issues not covered by the SRG's on matters related to preselection Optus and Telecom will observe the basic principles of this Code of Conduct as stated above.

3.3 The basic principles of this Code of Conduct will be observed by Telecom and Optus in preparing direct mailing, telemarketing and pamphlets for distribution to customers, canvassing by telephone and canvassing in person.

3.4 Guidelines formulated and issued by Austel about media advertising in a ballot area (during the freeze), form part of this Code of Conduct and should be observed by staff of Telecom and Optus.

4.    ACTIVITIES OF AGENTS

4.1 Agents and Dealers will be advised of the basic principles underlying the ballot process and this Code of Conduct.

-------------------------------------------------------------------------------
MINIMISING INCORRECT ASSIGNMENT
--------------------------------------------------------------------------------

1. Telecom and Optus will refer any queries from customers about incorrect implementation of a designation of a carrier in the ballot process during the second phase, to the Ballot administrator. Silent line customers will be referred to Telecom.

2. Telecom and Optus will each refer any queries from customers about incorrect destination of Carrier as that customers preferred Carrier to the Ballot Administrator who will check its records as to which Carrier was designated by that customer.

3. The Ballot Administrator is entitled to exercise its discretion to determine whether an incorrect designation was made by the Ballot Administrator, a Carrier or the customer.

4. If a customer is incorrectly assigned to a Carrier as the preferred Carrier, as a result of an action of the Ballot administrator, or either Carrier, the Ballot Administrator will ensure that the relevant Carrier rectifies the mistake as soon as possible and without any charge to the customer.

5. The Ballot Administrator Steering Committee will be provided by the Ballot Administrator, at each meeting, a summary of all enquiries made by the customers in relation to incorrect designations during the period between the date of that meeting and the previous meeting.


                    ---------------------------------------

                                Code of Conduct
                    ---------------------------------------

--------------------------------------------------------------------------------
DEALINGS WITH BALLOT

ADMINISTRATOR - BALLOT PERIOD
--------------------------------------------------------------------------------

No staff of Telecom or Optus are to contact the Ballot Administrator, other than in accordance with the agreed Preselection Working Group guidelines.

---------------------------------------
PUBLIC COMMENT AND CONDUCT WITH MEDIA
---------------------------------------

GENERAL PRINCIPLES

        In dealing with the media and in making any public comments, Telecom and Optus will observe the general principles governing this Code of Conduct.

        Telecom and Optus will not use public comments, media statements and appearances, etc. in a way that undermines the ballot process.

CONDUCTING BETWEEN THE BALLOT MAIL OUT DATE AND BALLOT CLOSING DATE IN A BALLOT AREA

        During Phase Two only the Preselection Working Group or Preselection Implementation Steering Committee will provide agreed statements to the media about progressive results of the ballot process.

CONDUCT AFTER CLOSE OF BALLOT

        Any statement to the media about the role of the Ballot Administrator in the ballot process, or any findings of the Ballot Administrator in the course of the ballot process, will be agreed and released by the Preselection Working Group orPreselection Implementation Steering Committee. The Carriers will not make independent statements in this context, about progressive results of the ballot process.

                    ---------------------------------------

                                Code of Conduct

                    ---------------------------------------


-------------------------------------------------------------------------------
PHASE I - PRE BALLOT
-------------------------------------------------------------------------------


 . Pre ballot can be considered as the period that dial "I" access is introduced into an area.

 .  Period in which ballot nomination date given.

 .  Dial "I" access available to preselectable services.

 .  Normal marketing guidelines to be followed.

 .  Customers can be informed of their choices regarding ballot process.

 .  Letters of Advice (LOA's) can be accepted from customers.

   Ballot areas within an Inter Carrier Charging Area (ICCA) are nominated.

 .  Neither Carrier to undermine, undervalue or criticize the voting process.

-------------------------------------------------------------------------------
PHASE I - SRG'S
-------------------------------------------------------------------------------

1. WHAT IS PRESELECTION?

Preselection is the process by which customers will be able to choose the company they want to automatically supply their national and international calls.

The method considered to be most equitable to Telecom and Optus is a balloting process in which customers complete a ballot to choose their preferred company.

Choosing a company will eliminate the need to dial "I" before each call for those customers wishing to use Optus.

2. WHICH CUSTOMERS WILL BE AFFECTED BY PRESELECTION?

Preselection will affect all customers who have the dial "I" capability on their telephone service.

3. IS IT AUSTRALIA WIDE?

The Ballot process will occur progressively throughout the country.

The process will be completed by 1997 when all customers in Australia will have access to more than one long distance phone company.

4. WHO DECIDED IT WAS NECESSARY? ISN'T THIS A WASTE OF PUBLIC MONEY?

                    ---------------------------------------

                                Code of Conduct

                    ---------------------------------------

The Government decided all customers should have the opportunity to choose the company they want to carry their national and international calls.

Telecom And Optus have been represented in negotiations with AUSTEL to ensure the conditions for Protection are fair to all customers and both companies.

This process is one of the many changes taking place in the telecommunications industry to make the industry more competitive in the interests of better service and lower prices. Preselection will be funded jointly by Telecom and Optus.

                    ---------------------------------------

                                Code of Conduct

                    ---------------------------------------

5. WHY CHANGE A SYSTEM THAT WORKS WELL NOW?

The Federal Government has decided that providing customers with a choice will promote competition. The current dial "1" arrangement was implemented to introduce competition into the telecommunications industry.

6. WHEN WILL THE BALLOT TAKE PLACE?  WHEN WILL IT HAPPEN?

Most areas will be balloted approximately five to nine months after they have received dial "1" access, all areas will be balloted by 1997.

7. WHO IS IN CHARGE OF THE BALLOT PROCESS?

To ensure integrity and confidentiality, the ballots will be conducted by an independent Administrator jointly appointed by Telecom and Optus.

8. WHAT TYPE OF SERVICES ARE AFFECTED BY PRESELECTION?

Services that are "preselectable" are national long distance calls, international direct calls and operator assisted services associated with national and international calls.

Preselection will progressively affect all customer lines with the dial "1" capability.

For an exchange to have dial "1" capability, the exchanges must have CLI (Calling Line Identification) capability.

9.   WHAT ARE THE CUSTOMER'S OPTIONS?

Preselection is all about who carries national and international telephone calls. Customer's choices are:

 . To complete and return the ballot selecting either Telecom or Optus as the national and international call provider. All numbers will be listed on the ballot form and selection can be made on an individual or total line basis.

 . To inform the Ballot Administrator that they do not wish to be part of the ballot process.

 . To not return the ballot papers, a response is not compulsory. All services will be designated with Telecom.

10.  WILL CUSTOMERS STILL HAVE ACCESS TO DIAL "1"?

No, on completion of the ballot in an area, dial "l" access will be removed. In place of dial "1" a four digit access code will be available in order to access either Telecom or Optus.

Two codes will be available. One enables access to Telecom of Optus has been chosen, the other enables access to Optus if Telecom has been chosen.

11.   WHAT DO CUSTOMERS NEED TO DO IF THEY DON'T WANT TO RECEIVE A BALLOT?


                    ---------------------------------------

                                Code of Conduct

                    ---------------------------------------

Customers need to complete an opt out form and return that to the Ballot Administrator. If a customer chooses not to participate Telecom will be designated as their Preferred Carrier for long distance calls. Opt out forms are available from the Ballot Administrator.

12. AFTER CUSTOMERS HAVE VOTED, DO THEY HAVE TO STAY WITH THEIR CHOSEN COMPANY?

A customer's vote is not binding.  Customers can change companies at any time.

13. WHAT IF THE CUSTOMER WANTS TO CHANGE? IS THE CHOICE FOREVER?

At any time after the ballot, customers may exercise their right to change companies. One change within six months of the ballot will be carried out free of charge, additional changes or changes after the six month period may incur a charge.

14. WHAT INFORMATION WILL BE RELAYED BETWEEN THE CARRIERS AND THE BALLOT ADMINISTRATOR?

Prior to the ballot, unless authorized not to do so, Telecom must supply Optus and the Ballot Administrator the following information:

Telephone number

Customer name and service address

Billing name and address

Main Billing number

Account contact person

Private/Non-business/Business indicator

    .  Privacy laws apply to all parties.

    .  These conditions do not apply to Silent Lines.

15. WILL PRESELECTION AFFECT THE CALL CONCESSION THAT PENSIONERS CURRENTLY RECEIVE FROM TELECOM?

No. The concession applies to local calls only, preselection only affects national and international calls. Eligible customers will continue to receive the concession.


16. DOES PRESELECTION AFFECT THE TELEPHONE?


No. Customers will continue to have a choice as to who supplies their rental or sale telephone.

17.   WILL SILENT NUMBERS BE AFFECTED BY THE BALLOT?


                    ---------------------------------------

                                Code of Conduct

                    ---------------------------------------

Silent, or as sometimes called, unlisted lines will receive special treatment to ensure that privacy agreements are maintained.

Silent line customers will still be able to participate in the ballot process and have the opportunity to receive and respond to the ballot.

Telecom, as the keep of all information on Silent Lines, will send the ballot information to all Silent Line customers on behalf of the Ballot Administrator. Silent line customers who select Optus as their national and international company will have their information (name, address etc.) supplied to Optus and the Ballot Administrator.

18. WHEN WILL A CUSTOMER RECEIVE THEIR BALLOT?

Customers can call the Administrator to find out the ballot date in their area and when they should expect to receive a ballot. The Administrator can be contacted on 008-062-333.

19. WHAT ARE THE OPTIONS FOR MULTI-LINE CUSTOMERS?

Multi-line customers have a number of additional options. The same options available to single line customers apply:

 .   To complete and return the ballot selecting either Optus or Telecom as the national and international call provider.

    All numbers will be listed on the ballot form and selection can be made on an individual or total line basis.

 .   To inform the Ballot Administrator that they do not wish to be part of the ballot process.

 .   To not return the ballot papers, a response is not compulsory. All services will be designated with Telecom.

FURTHERMORE:

Multi-line customers have the opportunity to customize the ballot papers. In order to do this they must notify the Ballot Administrator before the ballot period commences. This means that a customer may receive their customized ballot encompassing all their services rather than a ballot form for each individual service.

-------------------------------------------------------------------------------
ADDITIONAL OPTIONS FOR MULTI-LINE, MULTI-ICCA CUSTOMERS
-------------------------------------------------------------------------------


Customers who have lines in more than one ballot are can supply the Ballot
     Administrator with a Letter of Advice (LOA) nominating either Telecom or Optus.

Both Optus and Telecom are free to canvass LOA's from multi-line customers prior to any ballot. Customers with lines in more than one ballot area can nominate their choice at any time.

One person from the organization can be nominated to sign a Letter of Advice before the ballot occurs. This will eliminate the need to vote for each billing address or each telephone line throughout the organization.

Organizations need to ensure that one properly authorized decision maker speaks and acts for the entire organization.

20.  CAN A VOTE FOR DIFFERENT COMPANIES BE MADE FOR DIFFERENT LINES?

                    ---------------------------------------

                                Code of Conduct
                    ---------------------------------------

Yes. This will require a vote on a line-by-line basis as the ballots are conducted throughout the various locations and areas of the business. One telephone company per line will need to be specified.

21. AUSTRALIAN ASSOCIATED PRESS (AAP) IS A CUSTOMER'S CURRENT CARRIER, WHAT HAPPENS TO THEM?

The ballot is occurring between Telecom and Optus only. The services they have with AAP are unaffected.

-------------------------------------------------------------------------------
LETTER OF ADVICE FOR MULTI-ICCA CUSTOMERS
-------------------------------------------------------------------------------

22. WHAT IS THE SIMPLEST METHOD OF VOTING IF A CUSTOMER DOESN'T WANT TO VOTE ON A LINE BY LINE BASIS?

By signing a Letter of Advice, customers will be able to make the decision for their entire organization rather than voting for each line.

23.  WHO CAN SIGN THE LETTER OF ADVICE?

The Letter of Advice will need to be signed by a key decision maker, with the appropriate authority, in the organization. This may be a CEO, Managing Director etc. Ultimately, it is an issue to be raised intermittently within the company.

24.  COULD THE COMPANY DECIDE TO OVER-RIDE THE LETTER OF ADVICE?

The Letter of Advice can be over-ridden, providing the company's nominee (or replacement) has given authorization.

25.  WHAT IF SOMEONE ELSE IN THE COMPANY VOTES FOR THE OTHER CARRIER?

The Letter of Advice represents a company's decision and ballot will not be sent by the administrator after receipt of the LOA.

26.  WHEN SHOULD A LETTER OF ADVICE BE SENT TO THE BALLOT ADMINISTRATOR?

If all numbers are within the one ballot area, the LOA must be sent during or before the ballot period.

If numbers are located in more than one ballot area, the LOA can be sent at any time.

Information on ballot areas can be obtained from the Ballot Administrator, Telecom or Optus.

27.  WHERE SHOULD THE LETTER OF ADVICE BE SENT?

The Letter of Advice should be sent to the Ballot Administrator. G.P.O. Box 7777, Sydney 2001.

                    ---------------------------------------

                                Code of Conduct
                    ---------------------------------------

-------------------------------------------------------------------------------
PHASE 2 - DURING BALLOT
-------------------------------------------------------------------------------

 .    Promotion freeze applies.

 .    Staff telephone canvassing, can only supply information to customers relating to Preselection or ballot process in response to customer initiated questions.

 .    Votes for preferred carrier cannot be accepted over the phone. Special facilities will be available for people with disabilities.

 .    New customers moving into the ballot area are informed there is a choice of carriers for their national and international calls.

 .    Questions relating to the actual ballot must be referred to the
     Administrator.

     Dial "1" access still available.

 .    44-90 days duration depending on number of ballot rounds.

 .    Depending on response rate in first ballot round, a second ballot may be conducted.

 .    Customers not returning a ballot will be designated to their current carrier as their preferred carrier. In the majority of cases this will be Telecom.

-------------------------------------------------------------------------------
PHASE 2 - SRG'S
-------------------------------------------------------------------------------

1.   WHO WILL RECEIVE A BALLOT?

      Preselection will affect all customers with the dial "1" capability.

2.   DO CUSTOMERS HAVE TO VOTE?

      We encourage all our customers to vote, but voting is not compulsory.

3.   WHY ARE CUSTOMERS VOTING?

      The ballot process was deemed by AUSTEL as the most equitable method for customers to select the company they wish to usually carry their national and international calls.

4.   WHY CHANGE A SYSTEM THAT WORKS WELL NOW?

      The Federal Government has decided that providing customers with a choice will promote competition. The current dial "I" arrangement was implemented to introduce competition into the telecommunications industry. It was not intended to be permanent. The new system means customers can access their chosen phone company without having to dial a prefix.

                    ---------------------------------------

                                Code of Conduct
                    ---------------------------------------

5.   WHAT IS A SECOND BALLOT?

      An area may be reballoted if less than 65% of customers within that area complete and return a ballot paper. Only customers who do not vote or vote invalidly in the first ballot will receive a second ballot form.

6.   WHAT HAPPENS IF A CUSTOMER DOESN'T RESPOND THE SECOND TIME?

      They will be designated to their current carrier as their preferred carrier. In the majority of cases this will be Telecom.

7.   HOW WILL CUSTOMERS KNOW IF BALLOT HAS BEEN RECEIVED?

      Customers can dial 12711 to find out which carrier their line is selected to, or alternatively contact the Ballot Administrator.

8. AFTER SELECTING A CARRIER CAN THE CUSTOMER MAKE CALLS THROUGH THE OTHER CARRIER'S NETWORK?

      Customers will have the option to use the company they didn't choose, on a call-by-call basis by dialing a 4 digit access number prior to the number they are calling. This will direct the calls via the other company's network. No charges apply for the use of this facility. The "4" digit code replaces the dial "1" that currently enables access to Optus.

9. ONCE THE BALLOT IS COMPLETED, HOW LONG BEFORE THE CUSTOMER IS CONNECTED TO THEIR PREFERRED CARRIER?

      A target has been set to action all responses within 14 working days of the Administrators advice to Telecom of your carrier choice.

10.  WHAT ARE THE PROCEDURES FOR CUSTOMERS WHO HAVE NO RECEIVED A BALLOT?

      Customer is to be referred to the Ballot Administrator. The Hotline telephone number is 008-062-333.

11.  WHAT ARE THE PROCEDURES FOR AMENDING INCORRECTLY ADDRESSED BALLOT PAPERS?

      Customer is to be referred to the Ballot Administrator on 008-062-333.

12.  WHAT IF THE CUSTOMER HAS LOST THEIR BALLOT?

      Customer is to be referred to the Ballot Administrator on 008-062-333.

13.  HOW ARE THE BALLOT PREFERENCES PROCESSED?

      Ballot preferences are received and collated by the Ballot Administrator. The Administrator will ensure your choice is actioned and that automatic connection to your preferred carrier occurs promptly.

                    ---------------------------------------

                                Code of Conduct
                    ---------------------------------------

14. THE CUSTOMER HAS RECEIVED SOME MATERIAL RELATING TO TELECOM AND OPTUS IN THE MAIL. WHAT IS IT?

      The information they have received indicates their area is currently undergoing Preselection. Preselection is the process by which customers can choose who they would like to automatically supply their national and international calls.

      Customers are encouraged to complete and return the ballot form according to the instructions in the package. For any further queries regarding the "kit" customers should call the Ballot Administrator on 008-062-333.

15.  WHAT ARE CUSTOMERS OPTIONS?

      Preselection is all about who carries national and international telephone calls. Customer choices are:

     . To complete and return the ballot selecting either Optus or Telecom as the national and international call provider. All numbers will be listed on the ballot form and selection can be made on an individual or total line basis.

     . To inform the Ballot Administrator that they do not wish to be part of the ballot process.

     . To not return the ballot papers, a response is not compulsory. All services will be designated with Telecom.

16.  DO CUSTOMERS HAVE TO VOTE?

      Customers are encouraged to vote, but are under no obligation to vote. If no response is received, their current carrier will be designated as their preferred carrier. In the majority of cases this will be Telecom.

17. WHAT ARE THE PROCEDURES FOR CUSTOMERS WHO CHANGE THEIR MIND AFTER THEY HAVE VOTED?

      Customer is to be referred to Ballot Administrator's Hotline on 008-062-333.

18.  CAN A CUSTOMER VOTE ON A BALLOT PAPER NOT ADDRESSED TO THEM?

      The customer should be referred to the Ballot Administrator on 008-062-333.

19.  CAN CUSTOMER PREFERENCES BE ACCEPTED OVER THE PHONE?

      No. Customers can only vote by completing the ballot paper. Special facilities will be provided for people with disabilities.

20.  WHAT SERVICES ARE SUBJECT TO PRESELECTION?

      Services that are "preselectable" are national long distance calls, international direct calls and operator assisted services associated with national and international calls.


                    ---------------------------------------

                                Code of Conduct
                    ---------------------------------------

      Preselection will be available to customer lines with the dial "1" capability.

21.   DOES THIS AFFECT MOBILE TELEPHONE SERVICES?

      No.

22. WHAT MEASURES ARE BEING TAKEN TO ENSURE ALL CUSTOMERS HAVE THE MEANS TO PRESELECT (e.g. CUSTOMERS WITH DISABILITIES)?

      Refer to Ballot Administrator, 008-062-333.

23.   HOW DO CUSTOMERS KNOW WHEN THEY ARE CONNECTED TO THEIR CHOSEN CARRIER?

      By dialing 12711 the customer will automatically be told who they are connected to.

24.   CAN A CUSTOMER VOTE ON SOMEBODY ELSE'S BEHALF?

      Customer is to be referred to Ballot Administrator on 008-062-333.

25. THE CUSTOMERS PARTNER OR LODGER RETURNED THE BALLOT, YET THEY DO NOT PAY FOR THE SERVICE, WHAT SHOULD THE CUSTOMER DO?

      Customer is to be referred to Ballot Administrator on 008-062-333.

26. CAN A CUSTOMER'S BUSINESS BE SELECTED TO ONE CARRIER AND THEIR RESIDENCE TO THE OTHER??

      Yes.

27.   HOW CAN CUSTOMERS AVOID VOTING ON EACH OF THEIR SERVICES?

      The ballot form for a multi-line account allows a customer to vote all their lines to one or the other company with one tick.

28.   CAN VERBAL DESIGNATIONS BE ACCEPTED?

      No. but special consideration will be given to Customers with disabilities. Refer to Ballot Administrator, 008-062-333.

29.   CAN VERBAL CHANGE OF CARRIERS BE ACCEPTED?

      If a customer wishes to change their original vote during the ballot they are to be referred to the Ballot Administrator.

30.   CAN A LOA BE ACCEPTED DURING THIS PHASE?

      Yes.  However, the LOA must be sent to the Ballot Administrator.

                    ---------------------------------------

                                Code of Conduct
                    ---------------------------------------



                    ---------------------------------------

                                Code of Conduct
                    ---------------------------------------

-------------------------------------------------------------------------------
PHASE 3 - POST BALLOT
-------------------------------------------------------------------------------

 .    Normal marketing guidelines to be followed.

 .    Staff free to advise customer of all options.

 .    New customers advised they have choice of carrier.

 .    12711 number available for customer to determine who their carrier is.

 .    Six month grace period where one free change of carrier is given, subsequent change may be subject to a charge.

 .    Dial "1" access removed Recorded Voice Announcement (RVA) will be received on dial "1".

-------------------------------------------------------------------------------
PHASE 3 - SRG'S
-------------------------------------------------------------------------------

1.  DO I HAVE TO TELL THE CUSTOMER THEY HAVE A CHOICE OF CARRIER?

     Yes. All newly connected customers are to be informed they have a choice of who carries their national and international long distance calls.

2.  CAN A CHANGE IN THE CUSTOMER'S PREFERRED CARRIER BE ACCEPTED OVER PHONE?

     No. Customers must complete a change of carrier from which is available from either carrier.

3.  HOW DO CUSTOMERS KNOW WHICH CARRIER THEY ARE CONNECTED TO?

     A special number, 12711, has been connected to enable customers to determine who automatically carries their national and international calls.

     That number is connected to a recorded service that informs callers who their carrier is and also gives the 4 digit over-ride number that allows customers to manually access the other carrier.

4.  WHY DID A CUSTOMER WHO VOTED FOR OPTUS GET A TELECOM BILL?

     Optus provides their national and international calls. Telecom continues to provide their local call service and the line to connect them to the network.

5.  A CUSTOMER VOTED FOR OPTUS YESTERDAY, WHY ARE THEY STILL CONNECTED TO
    TELECOM?

     It takes around 14 working days for the changes to be made and additional time may be incurred with mail times etc.

                    ---------------------------------------

                                   Schedule 7

                             Your Former Customers


                                To be included


This schedule is current at #.

     To be nominated by You by 1 February 1996. It is intended to include 40,000-50,000 accounts of Axicorp Pty. Ltd.

RIDER 1

In the event that any Person Associated with You ceases to be a Person Associated with You on a particular date ("Relevant Date"), the period shall be 12 months from the Relevant Date. This clause 5.1(b) does not prohibit any director or shareholder of You becoming a director or shareholder of Axicorp Pty. Ltd. or Primus Pty. Ltd. In the event that the proposed acquisition of Axicorp Pty. Ltd. or its assets by Primus Pty. Ltd. is not completed on or before 1 March 1996, this clause 5.1(b) will be re-negotiated by the parties.



RIDER 2

In the event that any Person Associated with You ceases to be a Person Associated with You on a particular date ("Relevant Date"), the period shall be 6 months from the Relevant Date.


RIDER 3

In the event that any Person Associated with You ceases to be a Person Associated with You on a particular date ("Relevant Date"), the period shall be 3 months from the Relevant Date.

-------------------------------------------------------------------------------


                                   Acceptance

        The parties accept the terms and conditions of this agreement.


Accepted by Telstra Corporation Limited
ACN 051 775 556
by its authorised representative

/s/  Andrew M. Wall
-------------------------------------------------

ANDREW MARK WALL
-------------------------------------------------
Print name
Date:  8/1/96

Accepted on behalf of the Dealer

/s/  Campbell C. Burns
-------------------------------------------------
(The authorised person warrants that he or she has
authority to bind the Dealer.)

CAMPBELL CORIN BURNS
-------------------------------------------------
Print name
Date:  8/1/96
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

       Acceptance by Key Dealer Personnel and Persons Associated With You

Key Dealer Personnel and Persons Associated With You must sign here. In consideration of Telstra entering into this agreement with the Dealer.
(a)  the Key Dealer Personnel agree to be bound by the obligations in clauses
     3.6 to 3.9; and
(b) the Persons Associated With You agree to be bound by clauses 3.6 to 3.9, clauses 5.1 to 5.4 and paragraph 1.5 of schedule 1.


Signed by
[INTENTIONALLY LEFT BLANK]
-------------------------------------------------

(Where an individual sign personally
and where a company sign by an authorised person.
The authorised person warrants that he or she has authority to bind the company.)

-------------------------------------------------
Print name

-------------------------------------------------
State in what capacity

(write in "Key Dealer Personnel" or "Person
Associated With You" or Both "Key Dealer
Personnel" or "Person Associated With You")

-------------------------------------------------
Print address

Date:   /  /

Signed by
[INTENTIONALLY LEFT BLANK]
-------------------------------------------------

(Where an individual sign personally
and where a company sign by an authorised person.
The authorised person warrants that he or she has authority to bind the company.)

-------------------------------------------------
Print name

-------------------------------------------------
State in what capacity

(write in "Key Dealer Personnel" or "Person
Associated With You"  or Both "Key Dealer
Personnel" or "Person Associated With You")

-------------------------------------------------
Print address

Date:   /  /
-------------------------------------------------------------------------------